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                                                                  EXHIBIT 21

SUBSIDIARIES OF RADIAN GROUP INC. AS OF 12/31/01

RADIAN GROUP INC. (Delaware domiciled corporation)

      Amerin Guaranty Corporation (Illinois domiciled wholly owned subsidiary) Amerin Re Corporation (Illinois domiciled wholly owned subsidiary)
      Amerin Investor Services Corporation (Illinois domiciled wholly owned subsidiary)
      CMAC Investment Management Corporation (Delaware domiciled wholly owned subsidiary)
      RadianExpress.com (Iowa domiciled wholly owned subsidiary)
      Radian Mortgage Reinsurance Company (Vermont domiciled wholly owned subsidiary)
      ENHANCE FINANCIAL SERVICES GROUP INC. (New York domiciled wholly owned subsidiary)
            Radian Reinsurance Inc. (New York domiciled wholly owned
                        subsidiary of Enhance Financial Services Group)
            Radian Asset Assurance Inc. (New York domiciled wholly owned subsidiary of Enhance Financial Services Group Inc.)
                  Van-American Companies, Inc. (Delaware domiciled wholly
                              owned subsidiary of Radian Asset Assurance Inc.)
                        Van-American Insurance Company, Inc. (Kentucky
                                     domiciled wholly owned subsidiary
                                     Van-American Companies, Inc.)
            Singer Asset Finance Company, LLC (Delaware domiciled wholly owned subsidiary of Enhance Financial Services Group Inc.) RADIAN GUARANTY INC. (Pennsylvania domiciled wholly owned subsidiary)
            Commonwealth Mortgage Assurance Company of Texas (Texas
                        domiciled wholly owned subsidiary Radian Guaranty Inc.)
            Commonwealth Mortgage Assurance Company of Arizona (Arizona
                        domiciled wholly owned subsidiary Radian Guaranty Inc.)
            Radian Insurance Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Guaranty Inc.)
            Radian Services LLC (Delaware domiciled wholly owned
                        subsidiary of Radian Guaranty Inc.)